UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) January 11, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                         0-16014                  23-2417713
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                           Identification No.)
 incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 2. Acquisition or Disposition of Assets

On January 11, 2002, Adelphia Communications Corporation ("Adelphia" or the "Company") completed the previously announced distribution to its common stockholders of all of the shares of common stock of Adelphia Business Solutions, Inc. (Nasdaq: ABIZ) ("Adelphia Business Solutions") owned by Adelphia (the "Spin-off"). Adelphia's Form 8-Ks dated January 8, 2002 and January 14, 2002 reported this event and such Form 8-Ks are incorporated by reference herein.

This Form 8-K updates Adelphia's previously reported financial information on an unaudited pro forma condensed consolidated basis to exclude the results of Adelphia Business Solutions as of September 30, 2001 and for the year ended December 31, 2000 and the nine months ended September 30, 2001.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Form 8-K is forward-looking, such as the presentation of pro forma financial information at certain dates and for certain periods, "as if" actual historical events had occurred at an earlier time than they actually did. Forward-looking information also includes information relating to the effects of future regulation, future capital commitments and the effects of competition. Such forward-looking information involves important risks and uncertainties that could significantly affect expected results in the future from those expressed in any forward-looking statements made by, or on behalf of, Adelphia and subsidiaries. These "forward looking statements" can also be identified by the use of forward-looking terminology such as "believes", "expects," "may," "will," "should," "intends" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These risks and uncertainties include, but are not limited to, uncertainties relating to general business and economic conditions, acquisitions and divestitures, risks associated with the Company's growth and financings, the availability and cost of capital, government and regulatory policies, the pricing and availability of equipment, materials, inventories and programming, product acceptance, the Company's ability to execute on its various business plans and to construct, expand and upgrade its networks, risks associated with reliance on the performance and financial condition of vendors and customers, technological developments, and changes in the competitive environment in which the Company operates.

The information contained in this Form 8-K should also be read in conjunction with the risk factors that were previously filed as Exhibits 99.02 and 99.03 on Form 8-K for the event dated January 16, 2002, including without limitation the risk factor entitled "Potential Additional Losses to Adelphia Business Solutions" contained in each of those exhibits.

Item 7.  Financial Statements and Exhibits

(b) Pro forma financial information
     (1) See Exhibit 99.01 filed under Item 7(c) hereof

(c) Exhibit No.                        Description

99.01 Unaudited pro forma condensed consolidated financial information for Adelphia Communications Corporation as of September 30, 2001 and for the year ended December 31, 2000 and the nine months ended September 30, 2001. (Filed Herewith)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28,  2002              ADELPHIA COMMUNICATIONS CORPORATION
                                                (Registrant)

                                      By:   /s/ Timothy J. Rigas
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                            Description

99.01 Unaudited pro forma condensed consolidated financial information for Adelphia Communications Corporation as of September 30, 2001 and for the year ended December 31, 2000